UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2019

LendingTree, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TREE	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 24, 2019, LendingTree, LLC, a wholly-owned subsidiary of LendingTree, Inc. (the “Company”), entered into an amendment (the “Amendment”) to its Amended and Restated Credit Agreement dated as of November 21, 2017, by and among LendingTree, LLC, the lenders party thereto, and SunTrust Bank, as administrative agent (the “Credit Agreement”). The Amendment amends Section 8.1(l) of the Credit Agreement to provide that any judgment or order for the payment of money in the aggregate in excess of the Threshold Amount (as defined in the Credit Agreement) but less than $74.8 million (plus any additional pre-judgment interest) with respect to the case originally styled as Residential Funding Company, LLC v Home Loan Center, Inc., No. 13-cv-3451 (U.S. Dist. Ct., Minn.), is not an event of default under that section. This summary of the Amendment does not purpose to be complete and is subject to and qualified in its entirety by reference to the text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K. See Item 8.01 below for further discussion of the cited litigation.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 above is incorporated herein by reference.

Item 8.01. Other Events.

On June 21, 2019, the court in ResCap Liquidating Trust v. Home Loan Center, Inc., Case No. 14-cv-1716 (U.S. Dist. Ct., Minn.), the successor to Residential Funding Company, LLC v Home Loan Center, Inc., No. 13-cv-3451 (U.S. Dist. Ct., Minn.), entered judgment against HLC in the amount of $68.5 million. The court’s entry of judgment follows, and is inclusive of, the previously-disclosed jury verdict amount of $28.7 million, the court’s previously-disclosed determination that the plaintiff is entitled to pre-verdict interest in the amount of $14.1 million, and the court’s determination that the plaintiff is entitled to recovery of $23.1 million in attorneys and costs. The judgment also reflects post-verdict, pre-judgment interest of $2.6 million. As discussed in the Company’s quarterly report on Form 10-Q filed with the SEC on April 29, 2019, HLC believes it has strong grounds for an appeal and HLC intends to vigorously pursue an appeal.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Credit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2019

LENDINGTREE, INC.

	By:	/s/ J.D. Moriarty
J.D. Moriarty
Chief Financial Officer